                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 17, 2000

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                            (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------
         United States                         333-32737                       22-2382028
----------------------------          ------------------------            -------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
 of incorporation)                                                         Identification No.)

           802 Delaware Avenue, Wilmington, Delaware                19801
           -----------------------------------------------      ------------
           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

          New York                             333-32737                        13-4994650
----------------------------          ------------------------            -------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
 of incorporation)                                                         Identification No.)

           270 Park Avenue, New York, New York                          10017
           ------------------------------------------             --------------
           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On July 17, 2000, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Report with respect to the July 17, 2000 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 26, 2000


                                      THE CIT GROUP/SALES FINANCING, INC.,
                                      as Servicer



                                      By: /s/ Frank Garcia
                                         -------------------------------------
                                      Name:  Frank Garcia
                                      Title: Vice President

                                    INDEX TO EXHIBITS
                                    -----------------


Exhibit No.                         Description
-----------                         -----------

20.1                                Monthly Report with respect to the July 17,
                                    2000 distribution